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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 22, 1999
                               MCN Energy Group Inc.
             (Exact name of registrant as specified in its charter)

        MICHIGAN                         1-10070                 38-2820658
 State of Incorporation             (Commission File         (I.R.S. Employer
                                         Number)            Identification No.)

 500 GRISWOLD STREET, DETROIT, MICHIGAN                            48226
(Address of principal executive offices)                         (Zip Code)

              Registrant's telephone number, including area code:
                                 (313) 256-5500


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ITEM 5. OTHER EVENTS

         The registrant is filing herewith the following in connection with the offering by MCN Energy Enterprises Inc. of up to $620,000,000 of its unsecured notes, designated as Medium-Term Notes, Series C ("Offered Notes") pursuant to the registration statement of the registrant and MCN Energy Enterprise Inc. on Form S-3 (No. 333-47137) filed with the Securities and Exchange Commission under the Securities Act of 1933.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        MCN ENERGY GROUP INC.

Date:  September 27, 1999                           By: /s/ Richard G. Kennedy
                                                        ----------------------
                                                            Richard G. Kennedy
                                                            Vice President
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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                          EXHIBIT

1-1 Distribution Agreement dated September 22, 1999 with respect to the Offered Notes.

4-1                   Form of Note with respect to the Offered Notes.